UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2013

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Unsecured Revolving Credit Facility
On July 23, 2013, EPR Properties (the “Company”) and certain of the Company's subsidiaries (collectively, the “Subsidiary Borrowers,” and, together with the Company, the “Borrowers”) entered into a Second Amended and Restated Credit Agreement (the “New Revolving Credit Facility”) with the Lenders defined therein and KeyBank National Association (“KeyBank”), as administrative agent, JP Morgan Chase Bank, N.A. and RBC Capital Markets, as co-syndication agents, and each of KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc. and RBC Capital Markets, as joint lead arrangers and joint book runners.
The New Revolving Credit Facility provides for an extension of credit not to exceed $440.0 million, including a $100.0 million subline for letters of credit. The New Revolving Credit Facility contains an “accordion” feature whereby, subject to lender approval, the total amount of the facility may be increased by $160.0 million, to a total of $600.0 million. The New Revolving Credit Facility replaces the Company's prior $400.0 million original maximum principal amount unsecured revolving credit facility by amending and restating in its entirety the Company's Amended and Restated Credit Agreement, dated October 31, 2011, among the Company and certain of its subsidiaries, as borrowers, and KeyBank, as agent, and the lenders party thereto.
The New Revolving Credit Facility matures on July 23, 2017, subject to a one-year extension exercisable at the Borrowers' option. The extension option is subject to the absence of any defaults under the New Revolving Credit Facility and the Borrowers' compliance with certain conditions, including the payment of extension fees to the lenders under the New Revolving Credit Facility.
The New Revolving Credit Facility is unsecured.
Interest rates and fees
The outstanding principal balance under the New Revolving Credit Facility bears interest at fluctuating rates. These rates are based on LIBOR or the Base Rate, at the Borrowers' option, plus an applicable spread based on the ratings periodically assigned to the Company's senior long-term unsecured debt by rating agencies, as set forth in the table below. The Company also pays a facility fee on the total facility amount (which is $440.0 million or, upon the exercise of the “accordion” feature described above, up to $600.0 million) calculated by multiplying the total facility amount by a fluctuating annual rate, which is also based on the ratings periodically assigned to the Company's senior long-term unsecured debt by rating agencies, as set forth in the table below.

S&P rating	Moody's rating	Fitch's rating	Base rate spread	LIBOR spread	Facility fee
≥ A-	≥ A3	≥ A-	0.00%	1.00%	0.10%
= BBB+	= Baa1	= BBB+	0.05%	1.05%	0.15%
= BBB	= Baa2	= BBB	0.15%	1.15%	0.20%
= BBB-	= Baa3	= BBB-	0.40%	1.40%	0.30%
≤ BB+	≤ Ba1	≤ BB+	0.75%	1.75%	0.35%

If at least two of the three rating agencies have the same rating, that rating will determine the spread. If all three rating agencies have different ratings, the median rating will determine the spread. Upon closing of the New Revolving Credit Facility, the Borrowers initially elected an interest rate based upon LIBOR with a rate equal to LIBOR plus the applicable 1.40% LIBOR spread, which represented a reduction from the 1.60% LIBOR spread that would have applied under the Company's prior revolving credit facility.
“LIBOR” is determined based upon the Borrowers' selection of interest periods of one-, two-, three- or six-months for LIBOR loans, subject to availability. “Base Rate” is the greater of (a) the agent's prime rate of interest announced from time to time, or (b) 0.5% above the then-current Federal Funds Rate, or (c) 1.0% above the then-current 30-day LIBOR.
The New Revolving Credit Facility does not require payment of an unused line fee on the unused portion of the New Revolving Credit Facility.
Covenants
The New Revolving Credit Facility contains customary covenants for transactions of this type, including, without limitation, restrictions on the ability of the Company and all or certain of its subsidiaries to make distributions; incur debt, make investments; grant or suffer liens; undertake mergers, consolidations, asset sales and other fundamental entity changes; make material changes to contracts and organizational documents; and enter into transactions with affiliates.
The New Revolving Credit Facility has financial covenants for the Company and/or all or certain of its subsidiaries involving (a) maximum unsecured debt to eligible unencumbered properties; (b) maximum total debt to total asset value; (c) maximum permitted investments; (d) minimum tangible net worth; (e) maximum distributions; (f) maximum secured debt to total asset value; and (g) minimum fixed charge coverage.
Events of default
The New Revolving Credit Facility contains customary events of default, including among others, non-payment of principal, interest or other amounts when due, inaccuracy of representations and warranties, violation of covenants, cross defaults with certain other indebtedness, insolvency or inability to pay debts, bankruptcy, or a change of control.
Unsecured Term Loan Facility
On July 23, 2013, the Company and the same Subsidiary Borrowers as under the New Revolving Credit Facility entered into an Amended and Restated Credit Agreement (the "New Term Loan Facility") with the Lenders defined therein and KeyBank, as administrative agent, JP Morgan Securities, Inc., RBC Capital Markets and Citicorp Global Markets, Inc, as co-syndication agents, and each of KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc., RBC Capital Markets and Citigroup Global Markets, Inc. as joint book runners and joint lead arrangers.
The New Term Loan Facility provides for term loans in the original aggregate principal amount of $265.0 million. The New Term Loan Facility also contains an "accordion" feature whereby, subject to lender approval, the total original principal amount of the facility may be increased by $135.0 million, to a total of $400.0 million. The New Term Loan Facility replaces the Company's prior $240.0 million original principal amount (subsequently increased to $255.0 million principal amount) unsecured term loan facility by amending and restating in its entirety the Company's Credit Agreement, dated January 5, 2012, among the Company and certain of its subsidiaries, as borrowers, and KeyBank, as agent, and the lenders party thereto, as amended.
The New Term Loan Facility matures on July 23, 2018, and is unsecured.
Interest rates
The outstanding principal balance under the New Term Loan Facility bears interest at fluctuating rates. These rates are based on LIBOR or the Base Rate, at the Borrowers' option, plus an applicable spread based on the ratings periodically assigned to the Company's senior long-term unsecured debt by rating agencies, as set forth in the table below.

S&P rating	Moody's rating	Fitch's rating	Base rate spread	LIBOR spread
≥ A-	≥ A3	≥ A-	0.1%	1.1%
= BBB+	= Baa1	= BBB+	0.2%	1.2%
= BBB	= Baa2	= BBB	0.35%	1.35%
= BBB-	= Baa3	= BBB-	0.6%	1.6%
≤ BB+	≤ Ba1	≤ BB+	1%	2%

If at least two of the three rating agencies have the same rating, that rating will determine the spread. If all three rating agencies have different ratings, the median rating will determine the spread. Upon closing of the New Term Loan Facility, the Borrowers initially elected an interest rate based upon LIBOR with a rate equal to LIBOR plus the applicable 1.60% LIBOR spread, which represented a reduction from the 1.75% LIBOR spread that would have applied under the Company's prior term loan facility.
“LIBOR” is determined based upon the Borrowers' selection of interest periods of one-, two-, three- or six-months for LIBOR loans, subject to availability. “Base Rate” is the greater of (a) the agent's prime rate of interest announced from time to time, or (b) 0.5% above the then-current Federal Funds Rate, or (c) 1.0% above the then-current 30-day LIBOR.

Repayment Terms
Interest on the outstanding principal balance of the New Term Loan Facility is payable monthly. Principal does not amortize and is generally payable as a single bullet payment on July 23, 2018.
Use of Proceeds
The proceeds of the New Term Loan Facility were used to repay indebtedness outstanding under the Borrowers' prior term loan facility and for other general business purposes.
Covenants
The New Term Loan Facility contains customary covenants for transactions of this type, including, without limitation, restrictions on the ability of the Company and all or certain of its subsidiaries to make distributions; incur debt, make investments; grant or suffer liens; undertake mergers, consolidations, asset sales and other fundamental entity changes; make material changes to contracts and organizational documents; and enter into transactions with affiliates.
The New Term Loan Facility has financial covenants for the Company and/or all or certain of its subsidiaries involving (a) maximum unsecured debt to eligible unencumbered properties; (b) maximum total debt to total asset value; (c) maximum permitted investments; (d) minimum tangible net worth; (e) maximum distributions; (f) maximum secured debt to total asset value; and (g) minimum fixed charge coverage.
Events of default
The New Term Loan Facility contains customary events of default, including among others, non-payment of principal, interest or other amounts when due, inaccuracy of representations and warranties, violation of covenants, cross defaults with certain other indebtedness, insolvency or inability to pay debts, bankruptcy, or a change of control.
Supplemental Indentures
In connection with the amendments to the New Revolving Credit Facility and the New Term Loan Facility, on July 23, 2013, EPT Oakview, Inc., ECE I, LLC, EPT Charlotte, LLC and EPT Pensacola, Inc. (each a subsidiary of the Company and collectively referred to herein as the “Additional Guarantors”), the Company, the other Guarantors (as defined therein) and U.S. Bank National Association, as trustee (“U.S. Bank”), entered into two Supplemental Indentures, each dated as of July 23, 2013 (the “U.S. Bank Supplemental Indentures”), to the Indentures, originally dated as of August 8, 2012 and as of June 18, 2013, among the Company, the Guarantors referred to therein and U.S. Bank governing the Company's 5.750% Senior Notes due 2022 and the Company's 5.250% Senior Notes due 2023, respectively (the “U.S. Bank Indentures”).
In addition, on July 23, 2013, the Additional Guarantors, the Company, the other Guarantors (as defined therein) and UMB Bank, n.a., as trustee, (“UMB Bank”), entered a Supplemental Indenture, dated as of July 23, 2013 (the “UMB Bank Supplemental Indenture” and together with the U.S. Bank Supplemental Indentures, the "Supplemental Indentures"), to the Indenture, dated as of June 30, 2010 and supplemented as of October 13, 2011 and October 11, 2012, among the Company, the Guarantors referred to therein and UMB Bank governing the Company's 7.750% Senior Notes due 2020 (the “UMB Bank Indenture”).
Pursuant to the Supplemental Indentures, the Additional Guarantors agreed to fully and unconditionally guarantee all of the Company's obligations under the U.S. Bank Indentures and the UMB Bank Indenture, on the terms set forth therein.
Copies of the U.S. Bank Supplemental Indentures, the UMB Bank Supplemental Indenture, the New Revolving Credit Facility and the New Term Loan Facility are attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively. The summary descriptions of the Supplemental Indentures, the New Revolving Credit Facility and the New Term Loan Facility do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indentures, New Revolving Credit Facility and the New Term Loan Facility, respectively, which are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description
4.1	Supplemental Indenture, dated as of July 23, 2013, among the Company, certain subsidiaries of the Company named therein and U.S. Bank National Association, as trustee.
4.2	Supplemental Indenture, dated as of July 23, 2013, among the Company, certain subsidiaries of the Company named therein and U.S. Bank National Association, as trustee.
4.3	Supplemental Indenture, dated as of July 23, 2013, among the Company, certain subsidiaries of the Company named therein and UMB Bank, n.a., as trustee.
10.1
Second Amended and Restated Credit Agreement, dated as of July 23, 2013, among the Company and certain subsidiaries of the Company named therein, as borrowers, the Lenders defined therein, and KeyBank National Association, as administrative agent, JP Morgan Chase Bank, N.A. and RBC Capital Markets, as co-syndication agents, and each of KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc. and RBC Capital Markets, as joint lead arrangers and joint book runners.

10.2
Amended and Restated Credit Agreement, dated as of July 23, 2013, among the Company and certain subsidiaries of the Company named therein, as borrowers, the Lenders defined therein, and KeyBank National Association, as administrative agent, JP Morgan Securities, Inc., RBC Capital Markets and Citicorp Global Markets, Inc., as co-syndication agents, and each of KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc. RBC Capital Markets and Citigroup Global Markets, Inc. as joint lead arrangers and joint book runners.

PLEASE NOTE: Pursuant to the rules and regulations of the Securities and Exchange Commission, we have filed the agreements referenced above to provide investors with information regarding their terms. The agreements are not intended to provide any other factual information about the Company or its business or operations. In particular, the assertions embodied in any representations, warranties and covenants contained in the agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to investors and may be qualified by information in disclosure schedules. These disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the agreements. Moreover, certain representations, warranties and covenants in the agreements may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the agreements as characterizations of the actual state of facts about the Company or its business or operations on the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR Properties

By:	/s/ Mark A. Peterson
Mark A. Peterson
Senior Vice President, Treasurer and Chief Financial Officer

Date: July 23, 2013

INDEX TO EXHIBITS

Exhibit
No.	Description
4.1	Supplemental Indenture, dated as of July 23, 2013, among the Company, certain subsidiaries of the Company named therein and U.S. Bank National Association, as trustee.
4.2	Supplemental Indenture, dated as of July 23, 2013, among the Company, certain subsidiaries of the Company named therein and U.S. Bank National Association, as trustee.
4.3	Supplemental Indenture, dated as of July 23, 2013, among the Company, certain subsidiaries of the Company named therein and UMB Bank, n.a., as trustee.
10.1
Second Amended and Restated Credit Agreement, dated as of July 23, 2013, among the Company and certain subsidiaries of the Company named therein, as borrowers, the Lenders defined therein, and KeyBank National Association, as administrative agent, JP Morgan Chase Bank, N.A. and RBC Capital Markets, as co-syndication agents, and each of KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc. and RBC Capital Markets, as joint lead arrangers and joint book runners.

10.2
Amended and Restated Credit Agreement, dated as of July 23, 2013, among the Company and certain subsidiaries of the Company named therein, as borrowers, the Lenders defined therein, and KeyBank National Association, as administrative agent, JP Morgan Securities, Inc., RBC Capital Markets and Citicorp Global Markets, Inc., as co-syndication agents, and each of KeyBanc Capital Markets, LLC, J.P. Morgan Securities, Inc. RBC Capital Markets and Citigroup Global Markets, Inc. as joint lead arrangers and joint book runners.

PLEASE NOTE: Pursuant to the rules and regulations of the Securities and Exchange Commission, we have filed the agreements referenced above to provide investors with information regarding their terms. The agreements are not intended to provide any other factual information about the Company or its business or operations. In particular, the assertions embodied in any representations, warranties and covenants contained in the agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to investors and may be qualified by information in disclosure schedules. These disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the agreements. Moreover, certain representations, warranties and covenants in the agreements may have been used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the agreements as characterizations of the actual state of facts about the Company or its business or operations on the date hereof.